SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 22, 2004

(Date of earliest event reported)

LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13990	54-1589611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia	23235-5153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 267-8000

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On June 22, 2004, LandAmerica Financial Group, Inc. issued a press release announcing the anticipated retirement of John R. Blanchard, the Company’s Senior Vice-President and Corporate Controller, effective as of December 31, 2004. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated June 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: June 22, 2004	By:	/s/ Charles H. Foster, Jr.
Charles H. Foster, Jr.
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated June 22, 2004.